UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2005

                        Patient Safety Technologies, Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                811-05103                   13-3419202
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

              100 Wilshire Blvd., Ste. 1500, Santa Monica, CA 90401
               (Address of principal executive offices) (zip code)

                                 (310) 752-1416
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

         On April 5, 2005, Patient Safety Technologies, Inc. (the "Company") entered into a consulting agreement with Health West Marketing Incorporated, a California corporation ("Health West"). Under the agreement, Health West agreed to help the Company establish a comprehensive manufacturing and distribution strategy for the Company's Safety-Sponge(TM) System worldwide. The initial term of the agreement is for a period of two years. After the initial two-year term, the agreement will terminate unless extended by the parties for one or more additional one-year periods.

         In consideration for Health West's services, the Company agreed to issue Health West 42,017 shares of the Company's common stock, to be issued as follows: (a) 10,505 shares were issued upon signing the agreement; (b) if Health West helps the Company structure a comprehensive manufacturing agreement with A Plus Manufacturing by July 5, 2005, then the Company will issue Health West an additional 15,756 shares; and (c) if Health West helps the Company develop a regional distribution network to integrate the Safety-Sponge(TM) System into the existing acute care supply chain by February 5, 2006, then the Company will issue Health West the remaining 15,756 shares. As incentive for entering into the agreement, the Company agreed to issue Health West a callable warrant to purchase 150,000 (post 3:1 forward stock split) shares of the Company's common stock at an exercise price of $5.95, exercisable for 5 years. In addition, the Company agreed to issue a callable warrant to purchase 25,000 (post 3:1 forward stock split) shares of the Company's common stock at an exercise price of $5.95, exercisable upon meeting specified milestones. In the event of the death of Bill Adams, who is Health West's Chief Executive Officer, the agreement will automatically terminate. The Company may terminate the agreement at any time upon delivery to Health West of notice of a good faith determination by the Company's Board of Directors that the agreement should be terminated for cause or as a result of disability of Mr. Adams. Health West may voluntarily terminate the agreement only after expiration of the initial two-year term upon providing 30 days prior written notice to the Company.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits

Exhibit Number                            Description
--------------        ----------------------------------------------------------
10.1                  Consulting Agreement entered into as of April 5, 2005 by
                      and between Health West Marketing Incorporated and Patient
                      Safety Technologies, Inc.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Patient Safety Technologies, Inc.


Dated: April 11, 2005                     By:  /s/ Milton Ault
                                               -------------------------
                                          Name:  Milton "Todd" Ault, III
                                          Title: Chief Executive Officer


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